As filed with the Securities and Exchange Commission on March 27, 2002.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 26, 2002


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


           Florida                       1-13666                59-330593
(State or other jurisdiction      (Commission file number)    (IRS employer
        of incorporation)                                    identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.             Other Events.
                    ------------

                    On March 26, 2002, the Registrant issued a news release entitled "Darden Restaurants Announces New Leadership Structure," and a copy is being filed herewith as Exhibit 99.


Item 7.             Financial Statements and Exhibits.
                    ---------------------------------

                    (c)      Exhibits.

                             Exhibit Number
                             (by reference to
                              Item 601 of
                              Regulation S-K)         Description

                                      99              Press  Release dated March
                                                      26, 2002, entitled "Darden
                                                      Restaurants  Announces New
                                                      Leadership Structure."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 26, 2002                                DARDEN RESTAURANTS, INC.


                                               By:    /s/ Clarence Otis, Jr.
                                                      __________________________
                                                      Clarence Otis, Jr.
                                                      Senior Vice President and
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number           Description of Exhibit


        99 Press Release dated March 26, 2002, entitled Darden Restaurants Announces New Leadership Structure."

                                                                     EXHIBIT 99
[GRAPHIC OMITTED]
  www.darden.com
                                                               NEWS/INFORMATION
                                                             Corporate Relations
                                                                 P.O. Box 593330
                                                              Orlando, FL  32859

                                          For More Information:
                                          Rick Walsh, Media         407-245-5366
                                          Matthew Stroud, Analysts  407-245-5550
FOR RELEASE
March 26, 2002
4:50 pm EST

              DARDEN RESTAURANTS ANNOUNCES NEW LEADERSHIP STRUCTURE

ORLANDO, FL - Darden Restaurants (NYSE: DRI), owner and operator of the Red Lobster, Olive Garden, Bahama Breeze and Smokey Bones BBQ Sports Bar casual dining restaurant brands, today announced some key promotions and a restructuring of its senior management team.

     Brad Blum, 48, President of Olive Garden, and Dick Rivera, 55, President of Red Lobster, are being promoted to Vice Chairmen of Darden Restaurants, reporting to CEO Joe Lee. Also reporting to Lee is Clarence Otis, 45, Senior Vice President/Chief Financial Officer for Darden, who is being promoted to Executive Vice President/Chief Financial Officer. Drew Madsen, 45, Executive Vice President of Marketing for Olive Garden, is being promoted to President of the leading Italian casual dining company, reporting to Blum; and Edna Morris, 50, Executive Vice President for Red Lobster, is being promoted to President of the casual dining seafood leader, reporting to Rivera.

     These promotions, which will be effective April 1, will change the reporting structure for Darden's senior management team:

o In addition to Madsen, also reporting to Blum will be:
     -    Bob Mock, President, Smokey Bones

     -    Barry Moullet, Sr. VP, Purchasing, Distribution & Food Safety

o In addition to Morris, also reporting to Rivera will be:
     -    Gary Heckel, President, Bahama Breeze
     -    Laurie Burns, Sr. VP, Development
o         Reporting to Otis will be:
     -    Stoddard Crane, VP, Business Growth & Acquisition
     -    Linda Dimopoulos, Sr. VP/Chief Information Officer
     -    Bob Faisant, VP, Taxes
     -    Steve Helsel, Sr. VP/Controller
     -    Jim Ingersoll, VP, Internal Audit
     -    Bill White, VP/Treasurer
o         Continuing to report to Lee will be:
     -    Blaine Sweatt, President, New Business Development, Darden Restaurants
     -    Dan Lyons, Sr. VP, Human Resources, Darden Restaurants
     -    Paula Shives, Sr. VP/General Counsel, Darden Restaurants
     -    Rick Walsh, Sr. VP, Corporate Relations, Darden Restaurants

     "We are very excited about these significant organizational changes," said Lee. "We have the very best leadership and management teams in casual dining. The timing for this is right because Olive Garden and Red Lobster are performing very well with positive momentum, Bahama Breeze and Smokey Bones are off to a strong start and we are even more focused on additional expansion opportunities in casual dining, both through internal development and acquisition."

     "These changes allow us to leverage the skills of our diverse team of strong leaders and build an even stronger, broader platform that maximizes the already dynamic teamwork we have across the organization," Lee added. "Our objective is to build a fully integrated operating company that achieves consistent, outstanding long-term growth."

     Darden Restaurants, Inc., in Orlando, FL, is the world's largest casual dining operator and currently owns and operates 1,194 Red Lobster, Olive Garden, Bahama Breeze and Smokey Bones BBQ Sports Bar restaurants in North America.

     Forward-looking statements in this news release, if any, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause results to differ materially from those anticipated by the forward-looking statements, including the impact of changing economic or business conditions, the impact of competition, the availability of favorable credit and trade terms, the impact of changes in the cost or availability of food and real estate, government regulation, construction costs, weather conditions and other factors discussed from time to time in reports filed by the company with the Securities and Exchange Commission.
                                      -END-